Exhibit 99.1

Tower International Reports Solid Fourth Quarter Results, Planned Sale of Two China JVs, and

Major OEM Outsourcing Award

LIVONIA, Mich., February 12, 2015 – Tower International, Inc. [NYSE: TOWR], a leading integrated global manufacturer of engineered automotive structural metal components and assemblies, today announced fourth quarter 2014 results, provided a preliminary outlook for 2015, and discussed related business developments.

To facilitate comparisons with prior guidance, the following financial results for fourth quarter 2014 are presented on a non-GAAP basis to include two China joint ventures that were held for sale as of year-end 2014 and are being accounted for as discontinued operations; a reconciliation to results for continuing operations is provided in the attached financial tables.

•	Revenue for the fourth quarter was $534 million, up 3 percent from $517 million in the fourth quarter 2013.

•	Adjusted EBITDA for the quarter was $55.5 million, up 12 percent from $49.6 million a year ago. The improvement primarily reflected favorable net cost performance.

•	Excluding certain items in the fourth quarter 2014, as detailed below, and comparable items in the fourth quarter of 2013, diluted adjusted earnings per share were $0.84 per share, up 87 percent.

On a GAAP basis (excluding the China joint ventures held for sale) fourth quarter 2014 results included revenue of $502 million and a net loss of $21 million, which was more than explained by a projected non-cash book loss of $23 million from the planned sale of one of the joint ventures. An anticipated book gain of $18 million from the sale of the other joint venture will be recognized when the sale closes.

Tower has reached preliminary agreement to sell one of its China joint ventures, subject to Chinese government approval, with closing expected mid-year 2015. The Company also is in early-stage discussions to sell a second China JV. In 2014, these joint ventures together provided consolidated Tower revenue of $114 million, adjusted EBITDA of $15 million, and diluted adjusted earnings per share of 21 cents; these results were down from 2013. The projected enterprise value to be received from the planned sales is about $95 million, or about 6.3 times 2014 adjusted EBITDA.

The preliminary outlook for 2015 and comparisons with 2014 discussed below are for continuing operations (excluding the China JVs held for sale).

•	The preliminary revenue outlook for 2015 is $2 billion, compared with $2.068 billion in 2014; the projected decline is more than explained by currency translation, including an assumed average value for the Euro of $1.12. At constant exchange rates and excluding the previously disclosed sale of a plant in Italy, this reflects organic revenue growth of 5% in 2015, on top of 6% organic growth (at constant exchange) in 2014.

•	Adjusted EBITDA in 2015 is projected at about $200 million (or about $215 million at 2014 exchange rates), compared with $204 million in 2014.

•	Despite the currency translation headwinds, Tower’s anticipated 2015 diluted adjusted earnings per share of $3.10 are up from $3.02 in 2014. At constant exchange, 2015 earnings would be projected at $3.60.

•	Adjusted free cash flow is projected at $60 million in 2015. This would represent about an 11% yield relative to Tower’s present stock market value.

•	Achievement of Tower’s present financial plans for 2015 would reduce year-end net debt to about $240 million and leverage to about 1.2 times adjusted EBITDA, each being a major improvement of about one-third from year-end 2014.

In other business developments:

•	Tower has won a major new business award to support OEM outsourcing in the U.S. This award, with start of production in 2017, plus assumed future awards of planned follow-on models are projected to represent approximately $100 million of annual revenue when fully launched in 2019. We consider this significant award to be meaningful validation of an anticipated OEM trend and a positive indicator of Tower’s competitiveness and prospects for future profitable organic growth.

•	Tower achieved record quality performance in 2014 of only 11 customer-reported defects per million parts. We believe this is world-class quality and is a meaningful contributor to Tower’s organic growth achievements and future prospects.

•	Last month, Tower re-couponed its Euro debt swap (which was initiated last October), resulting in a cash gain of $22 million and a reduction in the fixed interest rate from 4.0% to 3.7%. This Euro debt swap, which matures in 2020, provides an ongoing partial enterprise-value hedge against Euro currency translation relative to the dollar.

“2014 was another year of Tower delivering on its commitments. Despite the markets in Brazil and Europe not living up to initial expectations, our team found a way to get it done,” said President and CEO Mark Malcolm. “We will not waver in taking actions intended to strengthen our capabilities and outlook, as evidenced by the planned China transactions, which we expect to further demonstrate that the sum value of Tower’s regional businesses far surpasses the company’s present stock-price valuation. For those focused mainly on the near term, Tower is projecting for 2015 what we believe is sector-leading, double-digit free cash flow yield. And for those also focused on longer-term prospects, our world-class quality and the recent OEM outsourcing award signal what we believe will be a bright future of profitable growth prospects for Tower.”

Tower to Host Conference Call Today at 1 p.m. EST

Tower will discuss its fourth quarter 2014 results, preliminary outlooks for 2015, and other related matters in a conference call at 1 p.m. EST today. Participants may listen to the audio portion of the conference call either through a live audio webcast on the Company’s website or by telephone. The slide presentation and webcast can be accessed via the investor relations portion of Tower’s website www.towerinternational.com.

To dial into the conference call, domestic callers should dial (866) 393-4576, international callers should dial (706) 679-1462. An audio recording of the call will be available approximately two hours after the completion of the call. To access this recording, please dial (855) 859-2056 (domestic) or (404) 537-3406 (international) and reference Conference I.D. #81864636. A webcast replay will also be available and may be accessed via Tower’s website.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures: “adjusted EBITDA”, “adjusted EBITDA margin”, “adjusted earnings per Share (EPS)”, “free cash flow”, “adjusted free cash flow”, and “net debt.” We define adjusted EBITDA as net income / (loss) before interest, taxes, depreciation, amortization, restructuring items and other adjustments described in the reconciliations provided in this presentation. Adjusted EBITDA margin represents adjusted EBITDA divided by revenues. Adjusted earnings per share exclude certain income and expense items described in the reconciliation provided in this presentation. Free cash flow is defined as cash provided by operating activities less cash disbursed for purchases of property, plant and equipment. Adjusted free cash flow is free cash flow excluding cash received or disbursed for customer tooling. Net debt represents total debt less cash and cash equivalents. We use adjusted EBITDA, adjusted EBITDA margin, adjusted earnings per share, free cash flow, adjusted free cash flow and net debt as supplements to information provided in accordance with generally accepted accounting principles (“GAAP”) in evaluating our business and they are included in this press release because they are principal factors upon which our management assesses performance. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP are set forth below. The non-GAAP measures presented above are not measures of performance under GAAP. These measures should not be considered as alternatives for the most directly comparable financial measures calculated in accordance with GAAP. Other companies in our industry may define these non-GAAP measures differently than we do and, as a result, these non-GAAP measures may not be comparable to similarly titled measures used by other companies in our industry; and certain of our non-GAAP financial measures exclude financial information that some may consider important in evaluating our performance. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

For purposes of comparability, we have also provided certain non-GAAP measures presenting results of operations as if our discontinued Chinese joint ventures were continuing operations. This analysis assists us, and we believe will assist investors in assessing our prior guidance. Reconciliations provided below reflect all adjustments made from GAAP results to reflect this presentation.

Forward-Looking Statements and Risk Factors

This press release contains statements which constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the Company’s projected revenue, adjusted EBITDA, diluted adjusted earnings per share, adjusted free cash flow and statements regarding new sources of profitable growth, future financial results and the Company’s future business outlook. The forward-looking statements can be identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “project,” “target,” and other similar expressions. Forward-looking statements are made as of the date of this press release and are based upon management’s current expectations and beliefs concerning future developments and their potential effects on us. Such forward-looking statements are not guarantees of future performance. The following important factors, as well as risk factors described in our reports filed with the SEC, could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements:

•	global automobile production volumes;
•	the financial condition of our customers and suppliers;
•	our ability to make scheduled payments of principal or interest on our indebtedness and comply with the covenants and restrictions contained in the instruments governing our indebtedness;
•	our ability to refinance our indebtedness;
•	risks associated with our non-U.S. operations, including foreign exchange risks and economic uncertainty in some regions;
•	any increase in the expense and funding requirements of our pension and other postretirement benefits;
•	our customers’ ability to obtain equity and debt financing for their businesses;
•	our dependence on our largest customers;
•	pricing pressure from our customers;
•	work stoppages or other labor issues affecting us or our customers or suppliers;
•	our ability to integrate acquired businesses;
•	risks associated with business divestitures; and
•	costs or liabilities relating to environmental and safety regulations.

We do not assume any obligation to update or revise the forward-looking statements contained in this press release.

Contact:

Derek Fiebig

Executive Director, Investor & External Relations

(248) 675-6457

fiebig.derek@towerinternational.com

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except share and per share amounts - unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Revenues	$502,319	$480,847	$2,067,771	$1,966,492
Cost of sales	449,201	424,579	1,838,578	1,736,176
Gross profit	53,118	56,268	229,193	230,316
Selling, general, and administrative expenses	32,701	35,114	132,635	132,804
Amortization expense	-	659	1,544	2,793
Restructuring and asset impairment charges, net	6,751	2,301	14,248	21,198
Operating income	13,666	18,194	80,766	73,521
Interest expense	12,937	7,600	34,767	51,405
Interest income	138	233	534	739
Other expense	-	30	87	48,448
Income / (loss) before provision / (benefit) for income taxes and equity in loss of joint venture	867	10,797	46,446	(25,593)
Provision / (benefit) for income taxes	2,143	(7,166)	9,272	178
Equity in loss of joint venture, net of tax	(25)	(185)	(651)	(558)
Income / (loss) from continuing operations	(1,301)	17,778	36,523	(26,329)
Income / (loss) from discontinued operations, net of tax	(16,742)	2,756	(9,436)	10,265
Net income / (loss)	(18,043)	20,534	27,087	(16,064)
Less: Net income attributable to the noncontrolling interests	2,553	1,564	5,571	4,211
Net income / (loss) attributable to Tower International, Inc.	$(20,596)	$18,970	$21,516	$(20,275)

Weighted average basic shares outstanding	20,751,634	20,471,819	20,662,425	20,387,168
Weighted average diluted shares outstanding	20,751,634	21,164,188	21,391,000	20,387,168

Basic income / (loss) per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$(0.19)	$0.79	$1.50	$(1.50)
Income / (loss) per share from discontinued operations	(0.81)	0.13	(0.46)	0.50
Income / (loss) per share	(0.99)	0.93	1.04	(0.99)

Diluted income / (loss) per share attributable to Tower International, Inc.:
Income / (loss) per share from continuing operations	$(0.19)	$0.77	$1.45	$(1.50)
Income / (loss) per share from discontinued operations	(0.81)	0.13	(0.44)	0.50
Income / (loss) per share	(0.99)	0.90	1.01	(0.99)

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND CERTAIN NON-GAAP INFORMATION

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended December 31, 2014
	Including Discontinued Operations (Non-GAAP)	Discontinued Operations Adjustments (a)	Continuing Operations (GAAP)

Revenues	$533,886	$31,567	$502,319
Cost of sales	476,316	27,115	449,201
Gross profit	57,570	4,452	53,118
Selling, general, and administrative expenses	32,814	113	32,701
Amortization expense	-	-	-
Restructuring and asset impairment charges, net	26,607	19,856	6,751
Operating income / (loss)	(1,851)	(15,517)	13,666
Interest expense	13,027	90	12,937
Interest income	341	203	138
Other expense	-	-	-
Income / (loss) before benefit for income taxes and equity in loss of joint venture	(14,537)	(15,404)	867
Benefit for income taxes	3,481	1,338	2,143
Equity in loss of joint venture, net of tax	(25)	-	(25)
Loss from continuing operations	(18,043)	(16,742)	(1,301)
Loss from discontinued operations, net of tax	-	-	(16,742)
Net income	(18,043)	(16,742)	(18,043)
Less: Net income attributable to the noncontrolling interests	2,553	2,290	2,553
Net loss attributable to Tower International, Inc.	$(20,596)	$(19,032)	$(20,596)

CERTAIN NON-GAAP FINANCIAL INFORMATION
Diluted adjusted earnings per share	$0.84	$0.10	$0.74

Adjusted EBITDA	$55,447	$6,671	$48,776

Adjusted Free Cash Flow	$22,355	$979	$21,376

(a) These adjustments remove all previously reported balances related to the discontinued operations. Adjustment to remove the net income attributable to the noncontrolling interests of the discontinued operations is not required in accordance with generally accepted accounting principles.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND CERTAIN NON-GAAP INFORMATION

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended December 31, 2013
	Including Discontinued Operations (Non-GAAP)	Discontinued Operations Adjustments (a)	Continuing Operations (GAAP)

Revenues	$516,804	$35,957	$480,847
Cost of sales	456,840	32,261	424,579
Gross profit	59,964	3,696	56,268
Selling, general, and administrative expenses	35,353	239	35,114
Amortization expense	659	-	659
Restructuring and asset impairment charges, net	2,301	-	2,301
Operating income	21,651	3,457	18,194
Interest expense	7,693	93	7,600
Interest income	311	78	233
Other expense	30	-	30
Income before provision / (benefit) for income taxes and equity in loss of joint venture	14,239	3,442	10,797
Provision / (benefit) for income taxes	(6,480)	686	(7,166)
Equity in loss of joint venture, net of tax	(185)	-	(185)
Income from continuing operations	20,534	2,756	17,778
Income from discontinued operations, net of tax	-	-	2,756
Net income	20,534	2,756	20,534
Less: Net income attributable to the noncontrolling interests	1,564	968	1,564
Net income attributable to Tower International, Inc.	$18,970	$1,788	$18,970

CERTAIN NON-GAAP FINANCIAL INFORMATION
Diluted adjusted earnings per share	$0.45	$0.08	$0.37

Adjusted EBITDA	$49,601	$5,037	$44,564

Adjusted Free Cash Flow	$23,045	$5,441	$17,604

(a) These adjustments remove all previously reported balances related to the discontinued operations. Adjustment to remove the net income attributable to the noncontrolling interests of the discontinued operations is not required in accordance with generally accepted accounting principles.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND CERTAIN NON-GAAP INFORMATION

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended December 31, 2014
	Including Discontinued Operations (Non-GAAP)	Discontinued Operations Adjustments (a)	Continuing Operations (GAAP)

Revenues	$2,181,472	$113,701	$2,067,771
Cost of sales	1,945,000	106,422	1,838,578
Gross profit	236,472	7,279	229,193
Selling, general, and administrative expenses	133,308	673	132,635
Amortization expense	1,544	-	1,544
Restructuring and asset impairment charges, net	34,104	19,856	14,248
Operating income / (loss)	67,516	(13,250)	80,766
Interest expense	35,037	270	34,767
Interest income	1,287	753	534
Other expense / (income)	(5,462)	(5,549)	87
Income / (loss) before provision for income taxes and equity in loss of joint venture	39,228	(7,218)	46,446
Provision for income taxes	11,490	2,218	9,272
Equity in loss of joint venture, net of tax	(651)	-	(651)
Income / (loss) from continuing operations	27,087	(9,436)	36,523
Loss from discontinued operations, net of tax	-	-	(9,436)
Net loss	27,087	(9,436)	27,087
Less: Net income attributable to the noncontrolling interests	5,571	4,555	5,571
Net income / (loss) attributable to Tower International, Inc.	$21,516	$(13,991)	$21,516

CERTAIN NON-GAAP FINANCIAL INFORMATION
Diluted adjusted earnings per share	$3.23	$0.21	$3.02

Adjusted EBITDA	$219,167	$14,985	$204,182

Adjusted Free Cash Flow	$34,082	$14,575	$19,507

(a) These adjustments remove all previously reported balances related to the discontinued operations. Adjustment to remove the net income attributable to the noncontrolling interests of the discontinued operations is not required in accordance with generally accepted accounting principles.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

AND CERTAIN NON-GAAP INFORMATION

(Amounts in thousands, except per share amounts - unaudited)

	Year Ended December 31, 2013
	Including Discontinued Operations (Non-GAAP)	Discontinued Operations Adjustments (a)	Continuing Operations (GAAP)

Revenues	$2,102,019	$135,527	$1,966,492
Cost of sales	1,858,553	122,377	1,736,176
Gross profit	243,466	13,150	230,316
Selling, general, and administrative expenses	133,588	784	132,804
Amortization expense	2,793	-	2,793
Restructuring and asset impairment charges, net	21,207	9	21,198
Operating income	85,878	12,357	73,521
Interest expense	52,068	663	51,405
Interest income	1,209	470	739
Other expense	48,448	-	48,448
Income / (loss) before provision for income taxes and equity in loss of joint venture	(13,429)	12,164	(25,593)
Provision for income taxes	2,077	1,899	178
Equity in loss of joint venture, net of tax	(558)	-	(558)
Income / (loss) from continuing operations	(16,064)	10,265	(26,329)
Income from discontinued operations, net of tax	-	-	10,265
Net income / (loss)	(16,064)	10,265	(16,064)
Less: Net income attributable to the noncontrolling interests	4,211	3,440	4,211
Net income / (loss) attributable to Tower International, Inc.	$(20,275)	$6,825	$(20,275)

CERTAIN NON-GAAP FINANCIAL INFORMATION
Diluted adjusted earnings per share	$2.28	$0.32	$1.96

Adjusted EBITDA	$212,294	$18,366	$193,928

Adjusted Free Cash Flow	$35,448	$1,159	$34,289

(a) These adjustments remove all previously reported balances related to the discontinued operations. Adjustment to remove the net income attributable to the noncontrolling interests of the discontinued operations is not required in accordance with generally accepted accounting principles.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data - unaudited)

	December 31, 2014	December 31, 2013

ASSETS
Cash and cash equivalents	$148,561	$134,880
Accounts receivable, net of allowance of $1,181 and $2,071	230,377	255,674
Inventories	69,775	81,278
Deferred tax asset – current	6,900	8,649
Assets held for sale	141,295	-
Prepaid tooling, notes receivable, and other	41,986	44,896
Total current assets	638,894	525,377

Property, plant, and equipment, net	451,126	549,605
Goodwill	56,691	66,976
Investment in joint venture	7,752	8,624
Deferred tax asset - non-current	3,608	3,732
Other assets, net	24,845	28,679
Total assets	$1,182,916	$1,182,993

LIABILITIES AND EQUITY
Short-term debt and current maturities of capital lease obligations	$31,139	$39,704
Accounts payable	257,011	262,425
Accrued liabilities	105,772	129,167
Liabilities held for sale	67,707	-
Total current liabilities	461,629	431,296

Long-term debt, net of current maturities	457,179	454,073
Obligations under capital leases, net of current maturities	7,740	10,013
Deferred tax liability - non-current	12,972	14,381
Pension liability	68,637	54,915
Other non-current liabilities	74,981	81,446
Total non-current liabilities	621,509	614,828
Total liabilities	1,083,138	1,046,124

Stockholders' equity:
Tower International, Inc.'s stockholders' equity
Preferred stock, $0.01 par value, 50,000,000 authorized and 0 issued and outstanding	-	-
Common stock, $0.01 par value, 350,000,000 authorized, 21,393,592 issued and 20,752,226 outstanding at December 31, 2014 and 21,079,027 issued and 20,472,637 outstanding at December 31, 2013	214	211
Additional paid in capital	335,338	327,998
Treasury stock, at cost, 641,366 and 606,390 shares as of December 31, 2014 and December 31, 2013	(9,516)	(8,594)
Accumulated deficit	(235,971)	(257,487)
Accumulated other comprehensive income / (loss)	(46,914)	12,247
Total Tower International, Inc.'s stockholders' equity	43,151	74,375
Noncontrolling interests in subsidiaries	56,627	62,494
Total stockholders' equity	99,778	136,869

Total liabilities and stockholders' equity	$1,182,916	$1,182,993

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands - unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

OPERATING ACTIVITIES:
Net income / (loss)	$(18,043)	$20,534	$27,087	$(16,064)
Less: Income / (loss) from discontinued operations, net of tax	(16,742)	2,756	(9,436)	10,265
Income / (loss) from continuing operations	(1,301)	17,778	36,523	(26,329)

Adjustments required to reconcile income / (loss) from continuing operations to net cash provided by operating activities:
Asset impairment charges	4,558	230	4,558	11,227
Term Loan re-pricing fees	-	-	87	-
Premium on notes redemption and other fees	-	30	-	48,448
Deferred income tax benefit	(412)	(11,359)	(198)	(9,688)
Depreciation and amortization	20,692	22,324	87,241	88,838
Non-cash share-based compensation	1,146	1,083	4,712	4,743
Pension expense / (income), net of contributions	1,641	(3,777)	(11,275)	(17,131)
Change in working capital and other operating items	52,008	55,952	(9,075)	27,684
Net cash provided by continuing operating activities	$78,332	$82,261	$112,573	$127,792

INVESTING ACTIVITIES:
Cash disbursed for purchases of property, plant, and equipment, net	$(36,094)	$(39,661)	$(98,440)	$(78,034)
Net proceeds from sale of property, plant, and equipment	-	-	-	12,040
Investment in joint venture	-	-	(760)	(6,293)
Net cash used in continuing investing activities	$(36,094)	$(39,661)	$(99,200)	$(72,287)

FINANCING ACTIVITIES:
Proceeds from borrowings	$34,222	$101,241	$131,313	$547,944
Repayments of borrowings	(39,240)	(125,629)	(154,928)	(598,457)
Proceeds from borrowings on Additional Term Loans	-	-	33,145	417,900
Debt financing costs	(1,034)	(1,441)	(3,595)	(10,878)
Redemption of notes	-	-	-	(361,992)
Premium paid on notes redemption and other fees	-	-	-	(43,078)
Premium paid on re-pricing of Term Loan Credit Facility and other fees	-	-	-	(4,318)
Secondary stock offering transaction costs	-	(754)	(75)	(814)
Proceeds from stock options exercised	21	157	2,629	2,224
Purchase of treasury stock	-	-	(922)	(297)
Noncontrolling interest dividends	(7,660)	(2,581)	(10,189)	(9,329)
Net cash used in continuing financing activities	$(13,691)	$(29,007)	$(2,622)	$(61,095)

Discontinued operations:
Net cash from discontinued operating activities	$1,083	$21,320	$8,579	$25,558
Net cash from discontinued investing activities	(5,445)	(5,111)	554	1,732
Net cash from discontinued financing activities	95	(3,121)	(711)	(4,491)
Net cash from discontinued operations	$(4,267)	$13,088	$8,422	$22,799

Effect of exchange rate changes on continuing cash and cash equivalents	$(2,146)	$1,851	$(5,492)	$3,728

NET CHANGE IN CASH AND CASH EQUIVALENTS	$22,134	$28,532	$13,681	$20,937

CASH AND CASH EQUIVALENTS:
Beginning of period	$126,427	$106,348	$134,880	$113,943

End of period	$148,561	$134,880	$148,561	$134,880

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

CERTAIN ITEMS INCLUDED IN NET INCOME

(Amounts in thousands, except per share amounts - unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2014	2013	2014	2013

Income / (expense) items included in net income / (loss), net of tax:
Cost of sales
Commercial settlement related to 2010-13 scrap	$-	$-	$(6,009)	$-
Pension actuarial loss	(4,160)	-	(4,160)	-
Closure of Tower Defense & Aerospace	-	-	-	(4,414)
Selling, general, and administrative expenses
One-time CEO compensation awards	(671)	-	(1,555)	-
Acquisition costs and other	-	-	-	(327)
Restructuring and asset impairment charges, net
One-time restructuring actions	(1,140)	(1,195)	(2,102)	(2,219)
Severance costs in Europe*	(136)	-	(432)	-
Lease buyout of previously closed facility	-	-	(3,448)	-
Loss on sale of None, Italy facility	(2,266)	-	(2,266)	-
Goodwill impairment charge in Brazil	(2,292)	-	(2,292)	-
Other asset impairment charges	-	(230)	-	(10,935)
Facility closure	-	-	-	(3,575)
Interest expense
Mark-to-market loss on derivative financial instruments	(5,753)	-	(5,753)	-
Debt issue costs	(969)	-	(969)	-
Acceleration of the amortization of debt issue costs and OID	-	-	-	(11,342)
Other expense
Premium and other fees for re-pricing of Term Loan	-	130	(87)	(4,410)
Secondary stock offering transaction costs	-	(160)	-	(960)
Premium on redemption of Senior Secured Notes	-	-	-	(42,470)
Breakage of Letter of Credit Facility	-	-	-	(608)
Provision / (benefit) for income taxes
Foreign subsidiary tax audit	-	-	-	2,300
Non-cash income tax benefit on gain in other comprehensive income	-	10,828	-	10,828
Discontinued operations
Income / (loss) from discontinued operations	(16,742)	2,756	(9,436)	10,265
Noncontrolling interests
Net income attributable to noncontrolling interests**	(2,290)	(968)	(4,555)	(3,440)
Total items included in net income / (loss), net of tax	$(36,419)	$11,161	$(43,064)	$(61,307)

Net income / (loss) attributable to Tower International, Inc.	$(20,596)	$18,970	$21,516	$(20,275)

Memo: Average shares outstanding (in thousands)
Basic	20,752	20,472	20,662	20,387
Diluted	20,752	21,164	21,391	20,387

Income / (loss) per common share (GAAP)
Basic	$(0.99)	$0.93	$1.04	$(0.99)
Diluted	(0.99)	0.90	1.01	(0.99)

Diluted adjusted earnings per share (non-GAAP)***	$0.74	$0.37	$3.02	$1.96

*     Amounts are net of tax of $30K and $157K, respectively.

**   Amounts attributable to noncontrolling interests of discontinued operations.

*** Excludes the certain items shown above. For the three months ended December 31, 2014 and the year ended December 31, 2013, diluted share counts of 21.5 million and 20.9 million, respectively, were used to calculate diluted adjusted earnings per share.

TOWER INTERNATIONAL, INC. AND SUBSIDIARIES

SEGMENT DATA AND NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

(Amounts in thousands - unaudited)

Segment Data	Three Months Ended December 31,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$195,544	$15,069	$208,808	$18,048
Americas	306,775	33,707	272,039	26,516
Consolidated	$502,319	$48,776	$480,847	$44,564

	Year Ended December 31,
	2014		2013
	Revenues	Adjusted EBITDA	Revenues	Adjusted EBITDA
International	$842,269	$64,400	$815,492	$63,868
Americas	1,225,502	139,782	1,151,000	130,060
Consolidated	$2,067,771	$204,182	$1,966,492	$193,928

Adjusted EBITDA Reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Adjusted EBITDA	$48,776	$44,564	$204,182	$193,928
Restructuring and asset impairment charges, net	(6,751)	(2,301)	(14,248)	(21,198)
Depreciation and amortization	(20,692)	(22,324)	(87,241)	(88,838)
Acquisition costs and other	(134)	(3)	(445)	(907)
Long-term compensation expense	(3,374)	(1,742)	(11,313)	(6,630)
Interest expense, net	(12,799)	(7,367)	(34,233)	(50,666)
Other expense	-	(30)	(87)	(48,448)
Commercial settlement related to 2010 - 13 scrap	-	-	(6,009)	-
Closure of Tower Defense & Aerospace	-	-	-	(2,835)
Benefit / (provision) for income taxes	(2,143)	7,166	(9,272)	(178)
Equity in loss of joint venture, net of tax	(25)	(185)	(651)	(558)
Pension actuarial loss	(4,160)	-	(4,160)	-
Income / (loss) from discontinued operations, net of tax	(16,742)	2,756	(9,436)	10,265
Net income attributable to noncontrolling interests	(2,553)	(1,564)	(5,571)	(4,211)
Net income / (loss) attributable to Tower International, Inc.	$(20,596)	$18,970	$21,516	$(20,275)

Adjusted Free Cash Flow Reconciliation	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
Net cash provided by continuing operating activities	$78,332	$82,261	$112,573	$127,792
Cash disbursed for purchases of PP&E, net	(36,094)	(39,661)	(98,440)	(78,034)
Free cash flow	42,238	42,600	14,133	49,758
Net cash provided / (disbursed) for customer-owned tooling	20,862	24,996	(5,374)	15,469
Adjusted free cash flow	$21,376	$17,604	$19,507	$34,289

Net Debt Reconciliation	December 31,	December 31,
	2014	2013
Short-term debt and current maturities of capital lease obligations	$31,139	$39,704
Long-term debt, net of current maturities	457,179	454,073
Obligations under capital leases, net of current maturities	7,740	10,013
Total debt	496,058	503,790
Less: Cash and cash equivalents	(148,561)	(134,880)
Add: Cash attributable to discontinued operations	16,025	-
Net debt	$363,522	$368,910

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